                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
             THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           THE TARGET PORTFOLIO TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                          THE TARGET PORTFOLIO TRUSTSM
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                                                                          , 1999

Dear Shareholder:

     Enclosed is a proxy statement asking you to vote for the nominees for your Fund's Board of Trustees and the independent accountants for your Fund. Also included is a proposal relating to changes in some of the Fund's investment restrictions.

     A shareholder meeting is being held on November 8, 1999, to consider these proposals and to transact any other business that may properly come before the meeting. This proxy statement contains detailed information about each of the proposals and we recommend that you read it carefully.

     Thank you for your attention to this matter and for your continuing investment in the Fund.

                                          Very truly yours,

                                          JOHN R. STRANGFELD, JR.
                                            President

Proxy cards for each of your Portfolios are enclosed along with the proxy statement. Please vote your shares today by signing and returning each enclosed proxy card in the postage prepaid envelope provided. The Board of your Fund recommends that you vote "FOR" each of the nominees for Board Member and "FOR" each other proposal.

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

     Enclosed you will find one or more proxy cards relating to the Fund (depending on the number of Portfolios in which you own shares). Please indicate your voting instructions on each of the enclosed proxy cards, date and sign them, and return them in the envelope provided. If you sign, date and return a proxy card but give no voting instructions, your shares will be voted "FOR" the nominees for Trustee named in the attached proxy statement and "FOR" the other proposals indicated on the card. In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing in your proxy card promptly. Unless proxy cards are signed by the appropriate persons as indicated in the instructions below, they will not be voted.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

          3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                    VALID SIGNATURE
------------                                    ---------------
Corporate Accounts
  (1) XYZ Corp. ........................  XYZ Corp.
                                          Jane L. Doe, Treasurer
  (2) XYZ Corp. ........................  Jane L. Doe, Treasurer
  (3) XYZ Corp. c/o Jane Doe,
     Treasurer..........................  Jane L. Doe
  (4) XYZ Corp. Profit Sharing Plan.....  Jane L. Doe, Treasurer
Partnership Accounts
  (1) The ABC Partnership...............  Robert Fogg, Partner
  (2) Fogg and Hale, Limited
     Partnership........................  Robert Fogg, General Partner
Trust Accounts
  (1) ABC Trust Account.................  William X. Smith, Trustee
  (2) Ron F. Anderson, Trustee u/t/d
     12/28/78...........................  Ron F. Anderson
Custodial or Estate Accounts
  (1) Katherine T. John, Cust.
     F/b/o Albert T. John, Jr.
     UGMA/UTMA..........................  Katherine T. John
  (2) Estate of Katherine T. John.......  Albert T. John, Executor

                          THE TARGET PORTFOLIO TRUSTSM
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            ------------------------

To Our Shareholders:

     Notice is hereby given that a Special Meeting of Shareholders of The Target Portfolio TrustSM (the Fund) will be held at 10:00 a.m. Eastern time on November
8, 1999, at Prudential Plaza, 751 Broad Street,      Floor, Newark, New Jersey
07102, for the following purposes:

     1. To elect nine Trustees.

     2. To approve certain changes to the Fund's fundamental investment restrictions.

     3. To ratify the selection by the Board of Trustees of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

     4. To consider and act upon any other business as may properly come before the Meeting and any adjournments thereof.

     Only shares of beneficial interest of the Fund of record at the close of business on October 1, 1999, are entitled to notice of and to vote at the Meeting and any adjournments thereof.

                                          DAVID F. CONNOR
                                            Secretary

Dated:             , 1999

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                          THE TARGET PORTFOLIO TRUSTSM
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1825
                            ------------------------
                                PROXY STATEMENT

     This proxy statement is furnished by the Board of Trustees of The Target Portfolio TrustSM (the Fund) in connection with its solicitation of proxies for use at the Special Meeting of Shareholders (the Meeting) of the Fund to be held at 10:00 a.m. Eastern time on November 8, 1999, at Prudential Plaza, 751 Broad
Street,      Floor, Newark, New Jersey 07102. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Special Meeting of Shareholders.

     The Fund's most recent Annual Report and Semi-Annual Report have previously been sent to shareholders and may be obtained without charge by calling (800) 225-1852 (toll free) or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

     If the accompanying form of Proxy is properly executed and returned, shares represented by it will be voted at the Meeting, or any adjournments thereof, in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted for the election of the nominees for Trustee, for the changes to the fundamental investment restrictions and for the independent accountants. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund, by execution of a subsequent Proxy or by attendance at the Meeting. If sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by Proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to the item, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournment. In the event that the Meeting is adjourned, the same procedures will apply at a later Meeting date.

     If a Proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the broker or nominee does not have discretionary power), the shares represented thereby, with respect to matters to be determined by a majority or a plurality of the votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matters. With respect to matters requiring the affirmative vote of a specified percentage of the total shares outstanding, an abstention or broker non-vote will be considered present for purposes of determining a quorum but will have the effect of a vote against such matters. Accordingly, abstentions and broker non-votes will have no effect on Proposals No. 1 and 3, for which the required vote is a plurality or a majority number of the votes cast, but effectively will be a vote against adjournment and against Proposal No. 2, which requires approval of a majority of the outstanding voting securities under the Investment Company Act of 1940 (the Investment Company
Act).

     The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your shares will be voted for the remaining proposals described in this proxy statement and referenced on the proxy card. If any nominee for the Fund Board should withdraw or otherwise become unavailable for election, your shares will be voted in favor of such other nominee or nominees as management may recommend. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the Meeting and you must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

     The close of business on October 1, 1999, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. As of October 1, 1999, the Fund had the following shares of beneficial interest outstanding and entitled to vote:

                                                              SHARES OF BENEFICIAL INTEREST
PORTFOLIO                                                     OUTSTANDING ON OCTOBER 1, 1999
---------                                                     ------------------------------
Large Capitalization Growth Portfolio.......................
Large Capitalization Value Portfolio........................
Small Capitalization Growth Portfolio.......................
Small Capitalization Value Portfolio........................
International Equity Portfolio..............................
International Bond Portfolio................................
Total Return Bond Portfolio.................................
Intermediate-Term Bond Portfolio............................
Mortgage Backed Securities Portfolio........................
U.S. Government Money Market Portfolio......................

Only Proposal No. 2 requires separate voting by Portfolio, and item 2(b) is being presented to shareholders of each Portfolio other than the International Bond Portfolio. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Special Meeting of Shareholders, Proxy Statement and form of Proxy will first be mailed to shareholders on or about October 7, 1999.

     As of the record date, management of the Fund does not know of any person or group who owned beneficially 5% or more of any Portfolio's outstanding shares. To the knowledge of management, the executive officers and Trustees of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund as of October 1, 1999.

     The expense of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of Proxies will be largely by mail. In addition, solicitation may include, without cost to the Fund, telephonic, telegraphic or oral communication by regular employees of Prudential Investment Management Services LLC (PIMS), the Fund's distributor.

     Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Fund's Manager under a management agreement dated as of November 9, 1992. Investment advisory services are provided to the Fund's Portfolios by investment advisory firms with which PIFM has entered into subadvisory agreements (Subadvisers) as listed in Appendix A. As noted above, PIMS, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the distributor of the Fund's shares. The Fund's transfer agent is Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837. As of
            , 1999, PIFM served as the manager to      open-end investment
companies, and as manager or administrator to      closed-end investment
companies, with aggregate assets of more than $       billion. The Fund's Board
of Trustees oversees the actions of the Fund's Manager and Subadvisers and decides upon matters of general policy.

                              ELECTION OF TRUSTEES
                                (PROPOSAL NO. 1)

     The Board of Trustees has acted to expand its membership and has nominated the nine individuals identified below for election to the Fund's Board of Trustees at the Meeting. Under Proposal No. 1, shareholders of the Fund are being asked to vote for those nominees. Pertinent information about each nominee is set forth in the listing below. Each nominee has indicated a willingness to serve if elected. The Fund does not intend to hold annual meetings of shareholders unless the election of Trustees is required under the Investment Company Act. Accordingly, if elected each nominee will serve for a term of unlimited duration until his term expires in accordance with the Fund's retirement policy or until the next meeting of shareholders at which Trustees are elected, whichever is earlier. The Fund's amended retirement policy calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

     The increase in the size of the Board and the nomination of these nominees to serve as the Board Members for the Fund reflects an overall plan to coordinate and enhance the efficiency of the governance of the Fund. The Fund's Board believes that the Fund will benefit from the diversity and experience of the nominees that would comprise the expanded Board. These nominees have had distinguished careers in business, finance, government and other areas and will bring a wide range of expertise to the Board. Six of the nine nominees have no affiliation with PIFM or The Prudential Insurance Company of America (Prudential) and would be independent Board Members. Independent Board Members are charged with special responsibilities, among other things, to approve advisory, distribution and similar agreements between the Fund and management. They also constitute the members of the Board's Audit and Nominating Committees. In the course of their duties, Board Members must review and understand large amounts of financial and technical material and must be willing to devote substantial amounts of time to their duties. Due to the demands of service on the Boards, independent nominees may need to reject other attractive opportunities. Each of the independent nominees already serves as an Independent Board Member for other funds within the Prudential Mutual Fund Complex and understands the operations of the complex. The three nominees for Trustee who are affiliated with the Fund's Manager or Prudential currently serve on the Board of most of the other funds in the Prudential Mutual Fund Complex. It is proposed that they join the Fund's Board to provide continuity and consistency.

     Effective October 1, 1999, the fees paid to each independent Trustee of the funds in the cluster of the Prudential Mutual Funds of which the Fund is a part is $55,000 per year. The Fund's proportionate annual share of this aggregate fee
is approximately $          . Board Members affiliated with PIFM or Prudential
will continue to receive no compensation from the Fund (or any other fund in the Prudential Mutual Fund Complex). Board Members will continue to be reimbursed for any expenses incurred in attending meetings and for other incidental expenses. Effective October 1, 1999, independent Board Members serving as chair of the Audit Committee and Nominating Committee within the Fund's cluster receive an additional $2,000 per year per Committee (for which the Fund's
proportionate share is about $       . Mr. Dorsey has been elected Chair of the
Fund's Audit Committee and Nominating Committee for the forthcoming year. Mr. Mooney, the cluster's representative on the Executive Committee, which serves as liaison between the Prudential Mutual Funds and Fund management, receives an additional $8,000 per year from the funds within the Fund's cluster (the Fund's
proportionate share is about $       ). The annual Board fees per fund and per
cluster in the Prudential Mutual Fund Complex may be reviewed periodically and changed by each fund's Board. The other open-end funds in the Fund's cluster are Global Utility Fund, Inc., Prudential Diversified Funds and Target Funds.

     The following table sets forth information relating to the compensation paid to Board Members and Board nominees during the past fiscal year:

                               COMPENSATION TABLE

                                                                              TOTAL COMPENSATION
                                                               AGGREGATE         PAID TO BOARD
                                                              COMPENSATION     MEMBERS FROM FUND
BOARD MEMBERS AND NOMINEES(1)                                  FROM FUND      AND FUND COMPLEX(2)
-----------------------------                                 ------------    -------------------
Dorsey, Eugene C.*..........................................     $7,500            $ 70,000(17/46)+
Gunia, Robert F. ...........................................     $    0            $      0
LaBlanc, Robert E. .........................................     $    0            $       (/)+
McCorkindale, Douglas H.*...................................     $7,500            $ 70,000(23/40)+
Mooney, Thomas T.*..........................................     $7,500            $115,000(35/70)+
Odenath, Jr., David R. .....................................     $    0            $      0
Stoneburn, Stephen..........................................     $    0            $       (/)+
Strangfeld, Jr., John R. ...................................     $    0            $      0
Whitehead, Clay T. .........................................     $    0                    (/)+

---------------
 * Total compensation from all funds in the Fund Complex for the calendar year ended December 31, 1998 includes amounts deferred at the election of Trustees under the funds' deferred compensation plan. Including accrued interest, total compensation amounted to approximately $85,445 for Mr. Dorsey, $71,145 for Mr. McCorkindale and $119,740 for Mr. Mooney.

 + Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Board members who are "interested," as defined in the Investment Company Act, did not receive compensation from the Fund or Fund Complex.

(2) No fund within the Fund Complex has a bonus, pension, profit sharing or retirement plan.

     Board Members may elect to receive their Trustees' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Board Member's fee in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an exemptive order of the Securities and Exchange Commission (SEC), at the daily rate of return of a Portfolio. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Board Member. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

     It is the intention of the persons named in the accompanying form of proxy to vote for the election of Eugene C. Dorsey, Robert F. Gunia, Robert E. LaBlanc, Douglas H. McCorkindale, Thomas T. Mooney, David R. Odenath, Jr., Stephen Stoneburn, John R. Strangfeld, Jr. and Clay T. Whitehead. Messrs. Dorsey, McCorkindale, Mooney and Strangfeld are currently Trustees. The nominees for independent Board memberships were selected by the Nominating Committee in August 1999. Each of the nominees has consented to be named in this proxy statement and to serve as a Trustee if elected. Only Messrs. Dorsey, McCorkindale and Mooney have previously been elected by shareholders (in
            ). Mr. Strangfeld was elected by the Board of Trustees in May 1999. Messrs. Gunia, LaBlanc, Odenath, Stoneburn and Whitehead were each nominated as a Trustee in August 1999.

     The following table sets forth certain information concerning each of the nominees and each Trustee of the Fund standing for reelection.

                  INFORMATION REGARDING TRUSTEES AND NOMINEES

                                                                                   SHARES OF
                                                                                  BENEFICIAL
NAME, AGE, BUSINESS EXPERIENCE DURING THE                       POSITION       INTEREST OWNED AT
PAST FIVE YEARS AND OTHER DIRECTORSHIPS                         WITH FUND           , 1999
-----------------------------------------                       ---------      -----------------
Eugene C. Dorsey (72), Retired President, Chief Executive
Officer and Trustee of the Gannett Foundation (now Freedom
Forum); former Publisher of four Gannett newspapers and Vice
President of Gannett Company; past chairman, Independent
Sector, Washington, D.C. (national coalition of
philanthropic organizations); former Chairman of the
American Council for the Arts; Director of the Advisory
Board of Chase Manhattan Bank of Rochester; Director of
[First Financial Fund, Inc.,] Global Utility Fund, Inc.,
Prudential Diversified Bond Fund, Inc., Prudential
Government Income Fund, Inc., Prudential High Yield Fund,
Inc., Prudential High Yield Total Return Fund, Inc.,
Prudential National Municipals Fund, Inc., Prudential
Structured Maturity Fund, Inc. and The High Yield Income
Fund, Inc.; Trustee of Prudential California Municipal Fund,
Prudential Diversified Funds, Prudential Government
Securities Trust, Prudential Municipal Bond Fund, Prudential
Municipal Series Fund, Target Funds and The Target Portfolio
Trust. .....................................................     Trustee

*Robert F. Gunia (52), Vice President of Prudential (since
September 1997); Executive Vice President and Treasurer of
PIFM (since December 1996); Senior Vice President of
Prudential Securities Incorporated (since March 1997);
formerly Chief Administrative Officer (July 1990 - September
1996), Director (January 1989 - September 1996) and
Executive Vice President, Treasurer and Chief Financial
Officer (June 1987 - September 1996) of Prudential Mutual
Fund Management, Inc.; Vice President and Director (since
May 1989) of The Asia Pacific Fund, Inc.; Director of The
High Yield Income Fund, Inc., Prudential Distressed
Securities Fund, Inc., Prudential Diversified Bond Fund,
Inc., Prudential Emerging Growth Fund, Inc., Prudential
Equity Fund, Inc., Prudential Europe Growth Fund, Inc.,
Prudential Global Genesis Fund, Inc., Prudential Global
Limited Maturity Fund, Inc., Prudential Global Total Return
Fund, Inc., Prudential Government Income Fund, Inc.,
Prudential High Yield Fund, Inc., Prudential High Yield
Total Return Fund, Inc., Prudential Institutional Liquidity
Portfolio, Inc., Prudential Intermediate Global Income Fund,
Inc., Prudential International Bond Fund, Inc., Prudential
MoneyMart Assets, Inc., Prudential National Municipals Fund,
Inc., Prudential Natural Resources Fund, Inc., Prudential
Pacific Growth Fund, Inc., Prudential Sector Funds, Inc.,
Prudential Small-Cap Quantum Fund, Inc., Prudential Small
Company Value Fund, Inc., Prudential Special Money Market
Fund, Inc., Prudential Structured Maturity Fund, Inc.,
Prudential Tax-Free Money Fund, Inc., Prudential World Fund,
Inc., and The Prudential Investment Portfolios, Inc.;
Trustee of Cash Accumulation Trust, Command

---------------

* Indicates "interested" Trustee, as defined by the Investment Company Act, by reason of his affiliation with Prudential or PIFM.

                                                                                   SHARES OF
                                                                                  BENEFICIAL
NAME, AGE, BUSINESS EXPERIENCE DURING THE                       POSITION       INTEREST OWNED AT
PAST FIVE YEARS AND OTHER DIRECTORSHIPS                         WITH FUND           , 1999
-----------------------------------------                       ---------      -----------------
Government Fund, Command Money Fund, Command Tax-Free
Fund, Prudential Balanced Fund, Prudential California
Municipal Fund, Prudential Developing Markets Fund,
Prudential Equity Income Fund, Prudential Government
Securities Trust, Prudential Index Series Fund, Prudential
Mid-Cap Value Fund, Prudential Municipal Bond Fund,
Prudential Municipal Series Fund, Prudential Real Estate
Securities Fund, Prudential Tax-Managed Equity Fund,
Prudential 20/20 Focus Fund and Target Funds. ..............   Nominee for
                                                                 Trustee

Robert E. LaBlanc (65), President of Robert E. LaBlanc
Associates, Inc. (telecommunications) since 1981; formerly
General Partner at Salomon Brothers; formerly Vice Chairman
of Continental Telecom; Director of Contel Cellular, Inc.,
M/A-Com, Inc., Storage Technology Corporation,
TIE/communications, Inc., The Tribune Company, Prudential
Europe Growth Fund, Inc., Prudential Global Genesis Fund,
Inc. Prudential Institutional Liquidity Portfolio, Inc.,
Prudential MoneyMart Assets, Inc., Prudential Natural
Resources Fund, Inc., Prudential Pacific Growth Fund, Inc.,
Prudential Special Money Market Fund, Inc., Prudential
Tax-Free Money Fund, Inc. and Prudential World Fund, Inc.;
Trustee of Cash Accumulation Trust, Command Government Fund,
Command Money Fund, Command Tax-Free Fund, Target Funds and
Manhattan College. .........................................   Nominee for
                                                                 Trustee

Douglas H. McCorkindale (60), Vice Chairman, Gannett Co.
Inc. (publishing and media) (since March 1984); Director of
Gannett Co., Inc., Frontier Corporation, Continental
Airlines, Inc., Global Utility Fund, Inc., Prudential
Distressed Securities Fund, Inc., Prudential Emerging Growth
Fund, Inc., Prudential Equity Fund, Inc., Prudential Global
Limited Maturity Fund, Inc., Prudential Global Total Return
Fund, Inc., Prudential Intermediate Global Income Fund,
Inc., Prudential International Bond Fund, Inc., Prudential
Sector Funds, Inc., Prudential Small-Cap Quantum Fund, Inc.,
Prudential Small Company Value Fund, Inc. and The Prudential
Investment Portfolios, Inc.; Trustee of Prudential Balanced
Fund, Prudential Diversified Funds, Prudential Equity Income
Fund, Prudential Index Series Fund, Prudential Mid-Cap Value
Fund, Prudential Real Estate Securities Fund, Prudential
Tax-Managed Equity Fund, Prudential 20/20 Focus Fund, Target
Funds and The Target Portfolio Trust. ......................     Trustee

Thomas T. Mooney (58), President of the Greater Rochester
Metro Chamber of Commerce; former Rochester City Manager;
Trustee of Center for Governmental Research, Inc.; Director of Blue Cross of Rochester, Monroe County Water Authority,
Rochester Jobs, Inc., Executive Service Corps of Rochester,
Monroe County Industrial Development Corporation, Northeast
Midwest Institute and The Business Council of New York
State; President, Director and Treasurer of First Financial
Fund, Inc. and

                                                                                   SHARES OF
                                                                                  BENEFICIAL
NAME, AGE, BUSINESS EXPERIENCE DURING THE                       POSITION       INTEREST OWNED AT
PAST FIVE YEARS AND OTHER DIRECTORSHIPS                         WITH FUND           , 1999
-----------------------------------------                       ---------      -----------------
The High Yield Plus Fund, Inc.; Director of
Global Utility Fund, Inc., Prudential Distressed Securities
Fund, Inc., Prudential Diversified Bond Fund, Inc.,
Prudential Emerging Growth Fund, Inc., Prudential Equity
Fund, Inc., Prudential Global Limited Maturity Fund, Inc.,
Prudential Global Total Return Fund, Inc., Prudential
Government Income Fund, Inc., Prudential High Yield Fund,
Inc., Prudential High Yield Total Return Fund, Inc.,
Prudential Intermediate Global Income Fund, Inc., Prudential
International Bond Fund, Inc., Prudential National Municipals
Fund, Inc., Prudential Sector Funds, Inc., Prudential
Small-Cap Quantum Fund, Inc., Prudential Small Company Value
Fund, Inc., Prudential Structured Maturity Fund, Inc. and
The Prudential Investment Portfolios, Inc.; Trustee of
Prudential Balanced Fund, Prudential California Municipal
Fund, Prudential Diversified Funds, Prudential Equity Income
Fund, Prudential Government Securities Trust, Prudential
Index Series Fund, Prudential Mid-Cap Value Fund, Prudential
Municipal Bond Fund, Prudential Municipal Series Fund,
Prudential Real Estate Securities Fund, Prudential Tax-Managed
Equity Fund, Prudential 20/20 Focus Fund, Target Funds and The
Target Portfolio Trust. ....................................     Trustee
*David R. Odenath, Jr. (42), Officer in Charge, President,
Chief Executive Officer and Chief Operating Officer (since
June 1999), PIFM; Senior Vice President (since June 1999),
Prudential; Senior Vice President (August 1993 - May 1999),
PaineWebber, Inc,; Director of Prudential Distressed
Securities Fund, Inc., Prudential Diversified Bond Fund,
Inc., Prudential Emerging Growth Fund, Inc., Prudential
Equity Fund, Inc., Prudential Europe Growth Fund, Inc.,
Prudential Global Genesis Fund, Inc., Prudential Global
Limited Maturity Fund, Inc., Prudential Global Total Return
Fund, Inc., Prudential Government Income Fund, Inc.,
Prudential High Yield Fund, Inc., Prudential High Yield
Total Return Fund, Inc., Prudential Institutional Liquidity
Portfolio, Inc., Prudential Intermediate Global Income Fund,
Inc., Prudential International Bond Fund, Inc., Prudential
MoneyMart Assets, Inc., Prudential National Municipals Fund,
Inc., Prudential Natural Resources Fund, Inc., Prudential
Pacific Growth Fund, Inc., Prudential Sector Funds, Inc.,
Prudential Small-Cap Quantum Fund, Inc., Prudential Small
Company Value Fund, Inc., Prudential Special Money Market
Fund, Inc., Prudential Structured Maturity Fund, Inc.,
Prudential Tax-Free Money Fund, Inc., Prudential World Fund,
Inc. and The Prudential Investment Portfolios, Inc., Trustee
of Cash Accumulation Trust, Command Government Fund, Command
Money Fund, Command Tax-Free Fund, Prudential Balanced Fund,
Prudential California Municipal Fund, Prudential
---------------
* Indicates "interested" Trustee, as defined by the Investment Company Act, by reason of his affiliation with Prudential or PIFM.

                                                                                   SHARES OF
                                                                                  BENEFICIAL
NAME, AGE, BUSINESS EXPERIENCE DURING THE                       POSITION       INTEREST OWNED AT
PAST FIVE YEARS AND OTHER DIRECTORSHIPS                         WITH FUND           , 1999
-----------------------------------------                       ---------      -----------------
Developing Markets Fund, Prudential Equity Income Fund,
Prudential Government Securities Trust, Prudential Index
Series Fund, Prudential Mid-Cap Value Fund, Prudential
Municipal Bond Fund, Prudential Municipal Series Fund,
Prudential Real Estate Securities Fund, Prudential
Tax-Managed Equity Fund, Prudential 20/20 Focus Fund and
Target Funds. ..............................................   Nominee for
                                                                 Trustee

Stephen Stoneburn (56), President, Argus Integrated Media,
Inc. (since June 1995); formerly Senior Vice President and
Managing Director, Cowles Business Media (January
1993 - 1995); prior thereto, Senior Vice President (January
1991 - 1992) and Publishing Vice President (May
1989 - December 1990) of Gralla Publications (a division of
United Newspapers, U.K.); formerly Senior Vice President of
Fairchild Publications, Inc.; Director of Prudential Europe
Growth Fund, Inc., Prudential Global Genesis Fund, Inc.,
Prudential Institutional Liquidity Portfolio, Inc.,
Prudential MoneyMart Assets, Inc., Prudential Natural
Resources Fund, Inc., Prudential Pacific Growth Fund, Inc.,
Prudential Special Money Market Fund, Inc., Prudential
Tax-Free Money Fund, Inc. and Prudential World Fund, Inc.;
Trustee of Cash Accumulation Trust, Command Government Fund,
Command Money Fund, Command Tax-Free Fund, Prudential
Developing Markets Fund and Target Funds. ..................   Nominee for
                                                                 Trustee

*John R. Strangfeld, Jr. (45), Chief Executive Officer,
Chairman, President and Director of The Prudential
Investment Corporation (since January 1990), Executive Vice
President of Prudential Global Asset Management Group of
Prudential (since February 1998) and Chairman of Pricoa
Capital Group (since August 1989); formerly various
positions to Chief Executive Officer of the Private Asset
Management Group of Prudential (November 1994 - December
1998) and Senior Vice President of Prudential Capital Group,
a unit of Prudential (January 1986 - August 1989); President and Director of Global Utility Fund, Inc., Prudential
Distressed Securities Fund, Inc., Prudential Diversified
Bond Fund, Inc., Prudential Emerging Growth Fund, Inc.,
Prudential Equity Fund, Inc., Prudential Europe Growth Fund,
Inc., Prudential Global Genesis Fund, Inc., Prudential
Global Limited Maturity Fund, Inc., Prudential Global Total
Return Fund, Inc., Prudential Government Income Fund, Inc.,
Prudential High Yield Fund, Inc., Prudential High Yield
Total Return Fund, Inc., Prudential Institutional Liquidity
Portfolio, Inc., Prudential Intermediate Global Income Fund,
Inc., Prudential International Bond Fund, Inc., Prudential
MoneyMart Assets, Inc., Prudential National Municipals Fund,
Inc., Prudential Natural Resources
---------------
* Indicates "interested" Trustee, as defined by the Investment Company Act, by reason of his affiliation with Prudential or PIFM.

                                                                                   SHARES OF
                                                                                  BENEFICIAL
NAME, AGE, BUSINESS EXPERIENCE DURING THE                       POSITION       INTEREST OWNED AT
PAST FIVE YEARS AND OTHER DIRECTORSHIPS                         WITH FUND           , 1999
-----------------------------------------                       ---------      -----------------
Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential
Sector Funds, Inc., Prudential Small-Cap Quantum Fund, Inc.,
Prudential Small Company Value Fund, Inc., Prudential
Special Money Market Fund, Inc., Prudential Structured
Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc.,
Prudential World Fund, Inc., The High Yield Income Fund,
Inc. and The Prudential Investment Portfolios, Inc.,
President and Trustee of Cash Accumulation Trust, Command
Government Fund, Command Money Fund, Command Tax-Free Fund,
Prudential Balanced Fund, Prudential California Municipal
Fund, Prudential Developing Markets Fund, Prudential
Diversified Funds, Prudential Equity Income Fund, Prudential
Government Securities Trust, Prudential Index Series Fund,
Prudential Mid-Cap Value Fund, Prudential Municipal Bond
Fund, Prudential Municipal Series Fund, Prudential Real
Estate Securities Fund, Prudential Tax-Managed Equity Fund,
Prudential 20/20 Focus Fund, Target Funds and The Target
Portfolio Trust. ...........................................  President and
                                                                 Trustee
Clay T. Whitehead (60), President of National Exchange Inc.
(new business development firm) (since May 1983); Director
  of Prudential Distressed Securities Fund, Inc., Prudential
Emerging Growth Fund, Inc., Prudential Equity Fund, Inc.,
Prudential Europe Growth Fund, Inc., Prudential Global
Genesis Fund, Inc., Prudential Global Limited Maturity Fund,
Inc., Prudential Global Total Return Fund, Inc., Prudential
Institutional Liquidity Portfolio, Inc., Prudential
Intermediate Global Income Fund, Inc., Prudential
International Bond Fund, Inc., Prudential MoneyMart Assets,
Inc., Prudential Natural Resources Fund, Inc., Prudential
Pacific Growth Fund, Inc., Prudential Sector Funds, Inc.,
Prudential Small-Cap Quantum Fund, Inc., Prudential Small
Company Value Fund, Inc., Prudential Special Money Market
Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential
World Fund, Inc. and The Prudential Investment Portfolios,
Inc.; Trustee of Cash Accumulation Trust, Command Government
Fund, Command Money Fund, Command Tax-Free Fund, Prudential
Balanced Fund, Prudential Developing Markets Fund,
Prudential Equity Income Fund, Prudential Index Series Fund,
Prudential Mid-Cap Value Fund, Prudential Real Estate
Securities Fund, Prudential Tax-Managed Equity Fund,
Prudential 20/20 Focus Fund and Target Funds. ..............   Nominee for
                                                                 Trustee

     The Fund has a Nominating Committee and an Audit Committee, the members of which are the independent Board Members. The Audit Committee makes recommendations to the Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Nominating Committee makes recommendations to the Board with respect to candidates for election as Board Members. The Nominating Committee does not consider nominees recommended by shareholders to fill vacancies on the Board.

     There were five meetings of the Fund's Board of Trustees held during the fiscal year ended December 31, 1998. The members of the Audit and Nominating Committees are Messrs. Dorsey, McCorkindale and Mooney. The Audit Committee met four times during the fiscal year ended December 31, 1998. The Nominating Committee did not meet during the fiscal year ended December 31, 1998. No Trustee attended fewer than 75% of the aggregate of the total number of meetings of the Board of Trustees, the Audit Committee and the Nominating Committee held during the 1998 fiscal year.

     The executive officers of the Fund are listed in Appendix B. They are elected annually by the Board of Trustees.

REQUIRED VOTE

     The nominees receiving the affirmative vote of a plurality of the votes cast will be elected Trustees, provided a quorum is present. One-third of the Fund's outstanding shares constitutes a quorum for the transaction of business.

     THE BOARD OF TRUSTEES, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL NO. 1.

                 APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT
                           RESTRICTIONS AND POLICIES
                                (PROPOSAL NO. 2)

     REASONS FOR THE PROPOSED CHANGES. Pursuant to the Investment Company Act, the Fund has adopted certain fundamental investment restrictions and policies (fundamental restrictions), which are set forth in the Fund's Statement of Additional Information, and may be changed as to a Portfolio only with approval by shareholders of that Portfolio. Restrictions and policies that the Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Fund's Board without shareholder approval (non-fundamental restrictions).

     Some of the fundamental restrictions that the Fund has adopted in the past reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Other fundamental restrictions reflect regulatory requirements that remain in effect, but are not required to be stated as fundamental, or in some cases even as non-fundamental, restrictions. Also, as new Prudential Mutual Funds have been created over a period of years (in particular Target Funds, which recently began offering its shares), substantially similar fundamental restrictions often have been phrased in slightly different ways, which could result in minor but unintended differences in effect or potentially give rise to unintended differences in interpretation.

     Accordingly, the Board has approved revisions to the Fund's fundamental restrictions in order to simplify, modernize and make more uniform those investment restrictions that are required to be fundamental, and to eliminate other fundamental restrictions that are not legally required.

     The Board believes that the proposed changes to the Fund's fundamental restrictions will give management greater flexibility in managing the Fund in response to changing regulatory and investment environments. In addition, by reducing to a minimum those policies that can be changed only by shareholder vote, the Fund will more often be able to avoid the cost and delays of a shareholder meeting when making changes to investment policies that, at a future time, the Board considers desirable. Although the proposed changes in fundamental restrictions will allow the Fund greater investment flexibility to respond to future investment opportunities, the Board does not anticipate at this time that the changes, individually or in the aggregate, will result in any material change in the investments of any of the Fund's Portfolios.

     A summary description of each proposed change to the Fund's fundamental restrictions is set forth below. Shareholders should refer to Appendix C to this proxy statement for the text of the Fund's fundamental restrictions as proposed to be amended.

     If the proposed changes are approved at the Meeting, the Fund's prospectus and statement of additional information will be revised, as appropriate, to reflect those changes. This will occur as soon as practicable following the Meeting. Proposal No. 2 will not result in a change to any Portfolio's investment objective.

     PROPOSED CHANGES. The following is the text and a summary description of the proposed changes to the Fund's fundamental restrictions. With respect to each proposed fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the value of a Portfolio's securities or the amount of its total assets will not be considered a violation of the fundamental restriction.

     ITEM 2(a). APPROVAL OF AMENDMENT OF FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING ISSUANCE OF SENIOR SECURITIES.

     PROPOSED CHANGE. Investment restriction number 3 is proposed to be modified. The language of the current restriction as well as the revised investment restriction is found in Appendix C.

     DISCUSSION. The investment restriction limiting a Portfolio's investment in senior securities is proposed to be modified so that it will conform to the corresponding investment restrictions of Prudential Mutual Funds that began operations more recently than 1992 (when the Fund commenced operations). The proposed change would clarify that certain investment policies currently used by the Portfolios (such as the purchase and sale of securities on a "when-issued" or delayed delivery basis, collateral arrangements relating to forward foreign currency exchange contracts, futures contracts and options thereon and written options, and obligations to the Trustees under deferred compensation arrangements) are not a "pledge of assets" or a "senior security" for purposes of the Portfolios' limits on each.

     ITEM 2(b). EXCEPT FOR THE INTERNATIONAL BOND PORTFOLIO, APPROVAL OF AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTION REGARDING DIVERSIFICATION.

     PROPOSED CHANGE. Investment restriction number 4 is proposed to be modified for each Portfolio other than the International Bond Portfolio. The language of the current restriction as well as the revised investment restriction is found in Appendix C.

     DISCUSSION. Each Portfolio of the Fund except the International Bond Portfolio is "diversified," meaning that it is prohibited from purchasing any security (other than U.S. government obligations) if, with respect to 75% of its assets more than 5% of the Portfolio's assets would then be invested in securities of a single issuer. Diversified funds also are prohibited from purchasing more than 10% of the outstanding voting securities of any one issuer.

     Investment restriction number 4 is proposed to be modified so that, while each Portfolio (other than the International Bond Portfolio) would continue to be prohibited from investing more than 5% of its assets in the securities of a single issuer, if the relevant provisions of the Investment Company Act are modified in the future, the Portfolios' fundamental investment restrictions will be modified accordingly. If investment restriction number 4 is amended, it also will correspond to the analogous investment restriction of the recently-formed Target Funds.

     ITEM 2(c). APPROVAL OF ELIMINATION OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING UNSEASONED ISSUERS.

     PROPOSED CHANGE. Investment restriction number 5 is proposed to be eliminated. The language of the investment restriction is found in Appendix C. Upon the approval of Item 2(c), the existing fundamental restriction regarding the purchase of securities of unseasoned issuers (that is, issuers in business for less than three years) would be eliminated.

     DISCUSSION. The Fund's fundamental investment restriction relating to investing in "unseasoned issuers" was initially placed in its registration statement due to state law ("blue sky") requirements. The restriction is not required under the federal securities laws. The Manager believes that the restriction is confining and has recommended to the Board that it be eliminated. The Board believes it prudent to delete this investment restriction as fundamental and permit the Board the flexibility to relax the restriction since it is no longer required by state law. The Board believes that this additional flexibility would not result in any significant corresponding risk to any Portfolio of the Fund.

     If Item 2(c) is approved and no replacement non-fundamental restriction is adopted by the Board, each Subadviser will be permitted to invest in the securities of unseasoned issuers to the extent permitted by the Portfolio's other investment policies.

     The Board of the Fund believes that approval of Item 2(c) is in the best interest of shareholders of each respective Portfolio. Because the Fund is not required to hold annual meetings of shareholders and does not intend to hold such meetings unless shareholder action is required by the Investment Company Act or the Fund's By-laws, future shareholder consideration to eliminating the investment restriction relating to unseasoned issuers would require a special meeting of shareholders at considerable cost to the Fund. If such consideration is postponed, the Fund could be deprived of beneficial investment opportunities.

     ITEM 2(d). APPROVAL OF ELIMINATION OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENT IN SHARES OF OTHER INVESTMENT COMPANIES.

     PROPOSED CHANGE. The language of the current investment restriction is found in Appendix C. Upon the approval of Item 2(d), the existing fundamental restriction regarding the purchase of shares of investment companies will be deleted to be replaced with an identical non-fundamental policy.

     DISCUSSION. Eliminating the fundamental restriction and replacing it with an identical non-fundamental policy will permit future changes in this policy to be made by the Board without the time and expense of a shareholder meeting. The investment restriction relating to investing in shares of other investment companies is co-extensive with the limitation of the Investment Company Act, which currently permits a fund to invest up to 10% of its total assets in the shares of other investment companies in the aggregate. In addition, under the Investment Company Act, (i) a fund may invest no more than 5% of its total assets in any one investment company and (ii) a fund may not own more than 3% of the total outstanding voting stock of any one investment company. If the fundamental restriction is eliminated, there will be no change in a Portfolio's policies regarding investment in other investment companies. The Board believes the proposed amendment could in the future provide the Subadvisers with additional flexibility to take advantage of investment opportunities. In addition, this change would give the Fund the flexibility to use alternative structures (such as master/feeder), but the Board has no current intention of doing so. Because any shares that a Portfolio holds in another investment company will be subject to the management fees and expenses of such investment company, investment by a Portfolio in other investment companies may result, in effect, in payment by shareholders of duplicate fees and expenses.

     ITEM 2(e). APPROVAL OF ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO INVESTMENTS IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS.

     PROPOSED CHANGE. Investment restriction 10 is proposed to be deleted. See Appendix C.

     DISCUSSION. This restriction arose under state laws governing securities ("blue sky" laws). Over time, blue sky laws have been changed or eliminated. The Manager believes that changing this restriction from fundamental to non-fundamental will provide greater flexibility for each of the Portfolios to adjust to a changing financial and regulatory environment without the need for a special shareholder meeting. Although there are no current intentions to change this restriction, the Fund's Board would be able to do so in the future without the prior approval of the shareholders if this proposal were approved.

     ITEM 2(f). APPROVAL OF AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO SECURITIES LENDING.

     PROPOSED CHANGE. A clarification is proposed to the investment restriction relating to securities lending. The language of the current investment restriction as well as the modified investment restriction is found in Appendix C.

     DISCUSSION. Currently, the fundamental investment restriction limits the permissible amount of loans of portfolio securities to 33 1/3% of a Portfolio's total assets. The Manager has recommended, and the Board has approved, subject to shareholder approval, that a change be made to clarify that the value of each Portfolio's assets to which the securities lending restriction relates includes collateral received in the transaction.

     Securities lending is a strategy commonly used to enhance the returns of mutual funds. The Manager believes that some of the most profitable opportunities for securities lending currently exist in a number of markets where there is generally less competition and sophistication, thereby creating opportunities for wider lending spreads. The Manager therefore believes that clarifying that collateral received in a securities lending transaction is included in the calculation of the percentage of a Portfolio's assets that may be lent may allow each Portfolio to take full advantage of these opportunities. Each Portfolio is currently subject to the risks of securities lending. As with any lending arrangement, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially.

     A Portfolio can lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans (i) do not exceed in the aggregate 33 1/3% of the value of the Portfolio's total assets (including the collateral received by the Portfolio in connection with the loan), (ii) are callable at any time by the relevant Portfolio and (iii) are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that a Portfolio continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which will be invested.

     ITEM 2(g). APPROVAL OF ELIMINATION OF FUND'S FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO THE PURCHASE AND SALE OF COMMODITIES OR COMMODITY CONTRACTS.

     PROPOSED CHANGES. Investment restriction number 13 is proposed to be eliminated. The language of the investment restriction is found in Appendix C.

     DISCUSSION. Under the Investment Company Act, a Fund is required to recite in its Registration Statement its policy regarding the purchase or sale of commodities. Elimination of this fundamental restriction is not intended to have any impact on the management of any of the Portfolios, since no Portfolio will purchase or sell "commodities" in the traditional sense (that is, gold, wheat, soybeans, etc.). The fundamental restriction is proposed to be replaced with a non-fundamental restriction continuing to prohibit investment in traditional commodities, and with the continuation of the Portfolios' investment policies permitting the purchase and sale of financial futures contracts and options thereon.

     REQUIRED VOTE FOR PROPOSAL NO. 2, ITEMS (a)-(g): Approval of each of the seven items contemplated by Proposal No. 2 with respect to a Portfolio requires the affirmative vote of a "majority of the outstanding voting securities" of that Portfolio, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares of the Portfolio present at the Meeting if more than 50% of the outstanding shares of the Portfolio are represented at the Meeting in person or by proxy. Shareholders of any Portfolio may vote against the changes proposed in any item with respect to specific fundamental restrictions applicable to their Portfolio in the manner indicated on the proxy card.

     IF ONE OR MORE OF THE NUMBERED ITEMS CONTEMPLATED BY PROPOSAL NO. 2 IS NOT APPROVED BY SHAREHOLDERS OF A PORTFOLIO, THE RELATED, EXISTING FUNDAMENTAL RESTRICTIONS OF THAT PORTFOLIO WILL CONTINUE IN EFFECT FOR THAT PORTFOLIO, BUT FAILURE TO APPROVE ALL OR PART OF PROPOSAL NO. 2 BY THE SHAREHOLDERS OF ONE PORTFOLIO WILL NOT AFFECT ANY APPROVALS OF PROPOSAL NO. 2 THAT ARE OBTAINED WITH RESPECT TO ANY OTHER PORTFOLIO.

     THE BOARD OF TRUSTEES, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL NO. 2.

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 3)

     The Board of Trustees, including Trustees who are not interested persons of the Fund, has selected PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending December 31, 1999. The ratification of the selection of independent public accountants is to be voted upon at the Meeting and it is intended that the persons named as proxies in the accompanying Proxy will vote for PricewaterhouseCoopers LLP. No representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting but a representative will be available to answer any questions or make any statements should any matter arise requiring their presence. PricewaterhouseCoopers LLP has informed the Fund that they have no material direct or indirect financial interest in the Fund.

     The policy of the Board of Trustees regarding engaging independent accountants' services is that management may engage the Fund's principal independent public accountants to perform any service(s) normally provided by independent accounting firms provided that such service(s) meet(s) any and all of the independence requirements of the American Institute of Certified Public Accountants and the SEC. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent public accountants prior to their being rendered. The Board of Trustees of the Fund receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent accountants.

REQUIRED VOTE

     Approval of Proposal No. 3 requires a vote of a majority of the votes cast with respect to Proposal No. 3 at the Meeting, provided a quorum is present.

     THE BOARD OF TRUSTEES, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL NO. 3.

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named as proxies in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                             SHAREHOLDER PROPOSALS

     A shareholder's proposal intended to be presented at any subsequent meeting of shareholders of the Fund must be received by the Fund a reasonable time before the Board of Trustees makes the solicitation relating to such meeting, in order to be included in the Fund's Proxy Statement and form of proxy relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

     The Fund is not required to hold annual meetings of shareholders if the election of Board Members is not required under the Investment Company Act. It is the present intention of the Board not to hold annual meetings of shareholders unless such shareholder action is required.

                                          DAVID F. CONNOR
                                            Secretary

Dated:             , 1999

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                      APPENDIX A

PORTFOLIO                                                      SUBADVISER(S)
---------                                                      -------------
Large Capitalization Growth Portfolio........  Columbus Circle Investors
                                               Metro Center
                                               One Station Place, 8th Floor
                                               Stamford, CT 06902
                                               Oak Associates, Ltd.
                                               3875 Embassy Parkway
                                               Suite 250
                                               Akron, OH 44333
Large Capitalization Value Portfolio.........  INVESCO Capital Management, Inc.
                                               1315 Peachtree Street
                                               Suite 500
                                               Atlanta, GA 30309
                                               Hotchkis and Wiley
                                               725 South Figueroa Street
                                               Suite 4000
                                               Los Angeles, CA 90017
Small Capitalization Growth Portfolio........  Sawgrass Asset Management, L.L.C.
                                               4337 Pablo Oaks Court
                                               Building 200
                                               Jacksonville, FL 32224
                                               Fleming Asset Management, USA
                                               320 Park Avenue
                                               New York, NY 10022
Small Capitalization Value Portfolio.........  Lazard Asset Management
                                               30 Rockefeller Plaza
                                               New York, NY 10112
                                               Wood, Struthers & Winthrop Management Corp.
                                               277 Park Avenue
                                               New York, NY 10172
International Equity Portfolio...............  Lazard Asset Management
                                               30 Rockefeller Plaza
                                               New York, NY 10112
International Bond Portfolio.................  Delaware International Advisers Ltd.
                                               80 Cheapside
                                               Third Floor
                                               London, EC2V 6EE
                                               United Kingdom
Total Return Bond Portfolio and
  Intermediate-Term Bond Portfolio...........  Pacific Investment Management Company
                                               840 Newport Center Drive
                                               Suite 300
                                               Newport Beach, CA 92660
Mortgage Backed Securities Portfolio and U.S.
  Government Money Market Portfolio..........  Wellington Management Company, LLP
                                               75 State Street
                                               Boston, MA 02109

                                                                      APPENDIX B

                              OFFICER INFORMATION

             NAME (AGE)                   OFFICE WITH THE TRUST              PRINCIPAL OCCUPATIONS
             ----------                   ---------------------              ---------------------
John R. Strangfeld (45)..............  Trustee and President since   See p.   of Proxy Statement
                                                       , 1999
Robert F. Gunia (52).................  Vice President since          See p.   of Proxy Statement
                                                       ; nominee
                                         for Trustee
David F. Connor (35).................  Secretary since November 7,   Assistant General Counsel (since
                                         1998                        March 1998) of PIFM; Associate
                                                                       Attorney, Drinker Biddle & Reach
                                                                       LLP prior thereto
Grace C. Torres (40).................  Treasurer and Principal       First Vice President (since December
                                         Financial and Accounting      1996) of PIFM; First Vice President
                                         Officer since                 (since March 1993) of Prudential
                                                                       Securities Incorporated; formerly
                                                                       First Vice President (March 1994 -
                                                                       September 1996) of Prudential
                                                                       Mutual Fund Management, Inc.
Stephen M. Ungerman (45).............  Assistant Treasurer since     Tax Director (since March 1996) of
                                                                       Prudential Investments; formerly
                                                                       First Vice President (February
                                                                       1993 - September 1996) of
                                                                       Prudential Mutual Fund Management,
                                                                       Inc.

                                                                      APPENDIX C

                            INVESTMENT RESTRICTIONS

                 [Deletions are bracketed; additions are bold]

     A Portfolio may not:

     1. Purchase securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Portfolio of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

     2. Make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the Portfolio's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

     3. Issue senior securities, borrow money or pledge its assets, except that the Portfolio may borrow from banks or through dollar rolls or reverse repurchase agreements up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, to take advantage of investment opportunities or for the clearance of transactions and may pledge [up to 33 1/3% of the value of] its [total] assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis, FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND COLLATERAL ARRANGEMENTS RELATING THERETO, AND COLLATERAL ARRANGEMENTS WITH RESPECT TO FUTURES CONTRACTS AND OPTIONS THEREON AND WITH RESPECT TO THE WRITING OF OPTIONS AND OBLIGATIONS OF THE TRUST TO TRUSTEES PURSUANT TO DEFERRED COMPENSATION ARRANGEMENTS ARE NOT DEEMED TO BE A PLEDGE OF ASSETS OR THE ISSUANCE OF A SENIOR SECURITY SUBJECT TO THIS RESTRICTION. [and the purchase and sale of futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts nor the purchase or sale of futures contracts nor the purchase and sale of related options, nor obligations of the Portfolio to Trustees pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.]

     4. Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result (i) except with respect to the International Bond Portfolio, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets (determined at the time of investment) would then be invested in securities of a single issuer, EXCEPT AS PERMITTED BY
SECTION 5(B)(1) OF THE INVESTMENT COMPANY ACT OF 1940 OR ANY SUCCESSOR PROVISION ON THE REQUIREMENTS APPLICABLE TO DIVERSIFIED INVESTMENT COMPANIES or (ii) 25% or more of the Portfolio's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

     [5. Invest more than 5% of its total assets in securities of any issuer having a record, together with predecessors, of less than three years of continuous operations. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     5.[6.] Buy or sell real estate or interests in real estate, except that the Portfolio may purchase and sell mortgaged-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.

     6.[7.] Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Portfolios may purchase restricted securities without limit.

     7.[8.] Make investments for the purpose of exercising control or management.

     [9. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Portfolio will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities or one or more investment company's, or except as part of a merger, consolidation or other acquisition.]

     [10. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in the securities of companies which invest in or sponsor such programs.]

     8.[11.] Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 33 1/3% of the value of the Portfolio's total assets. FOR PURPOSES OF THIS LIMITATION ON SECURITIES LENDING, THE VALUE OF A PORTFOLIO'S TOTAL ASSETS INCLUDES THE COLLATERAL RECEIVED IN THE TRANSACTIONS.

     9.[12.] Purchase more than 10% of all outstanding voting securities of any one issuer.

     [13. Buy or sell commodities or commodity contracts, except that the Portfolio may purchase and sell financial futures contracts and options thereon.]

PROXY
THE TARGET PORTFOLIO TRUST
(______________ Portfolio)
GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NEW JERSEY  07102-4077

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES.

The undersigned hereby appoints ___________, ______________, and ______________
as Proxies, each with the power of substitution, and hereby authorizes each of them, to represent and to vote, as designated below, all the shares of beneficial interest of The Target Portfolio Trust (the Fund) held of record by the undersigned on _________, 1999 at the Special Meeting of Shareholders to be held on ________, 1999 or any adjournment thereof.

THE TRUSTEES RECOMMEND A VOTE "FOR" ALL OF THE NOMINEES AND "FOR" EACH OF THE FOLLOWING PROPOSALS.

1.       Election of Trustees

         Nominees:

         Eugene C. Dorsey
         Robert F. Gunia
         Robert E. LaBlanc
         Douglas H. McCorkindale
         Thomas T. Mooney
         David R. Odenath, Jr.
         Stephen Stoneburn
         John R. Strangfeld, Jr.
         Clay T. Whitehead

2(a). To approve an amendment of the Fund's investment restriction regarding issuance of senior securities.

2(b). To approve an amendment to the Fund's investment restriction regarding diversification.

2(c). To approve the elimination of the Fund's investment restriction regarding unseasoned issuers.

2(d). To approve the elimination of the Fund's investment restriction regarding investment in shares of other investment companies.

2(e). To approve the elimination of the Fund's investment restriction relating to investments in oil, gas or other mineral exploration or development programs.

2(f). To approve an amendment to the Fund's investment restriction relating to securities lending.

2(g). To approve the elimination of the Fund's investment restriction relating to the purchase and sale of commodities or commodity contracts.

3. To ratify the selection by the Trustees of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

4. To transact such other business as may property come before the meeting and any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERTY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

PLACE "X" ONLY IN ONE BOX

         1.       Election of Nominees

         /  / For All     /  / Withhold All       /  / For All

         Except As Listed Below

         List Exceptions:


         VOTING INSTRUCTIONS:  Mark your vote
         (For, Against, Abstain) IN THE BOX

                  For      Against  Abstain
         2a.      /  /      /  /     /  /
         2b.      /  /      /  /     /  /
         2c.      /  /      /  /     /  /
         2d.      /  /      /  /     /  /
         2e.      /  /      /  /     /  /
         2f.      /  /      /  /     /  /
         2g.      /  /      /  /     /  /
         3.       /  /      /  /     /  /
         4.       /  /      /  /     /  /

To ensure the accuracy of the information, we have graphically imaged the issuer's card. Therefore, please be aware that there may be some references to "reverse side" which do not pertain.

PROXY CARD INSTRUCTIONS...

This Proxy Card is made up of two sections.

The Proposal Section has been designed to present the issuer's proposals for your consideration. You may wish to retain this section for your records.

The Voting Section has been designed to accommodate the various proposals and offer quick and accurate tabulation of your valued vote.

-        For Election of Nominee:

         -        Mark "FOR ALL" if you wish to vote for all nominees.

         -        Mark "WITHHOLD ALL" if you wish to vote against all nominees.

         - Mark "FOR ALL EXCEPT AS LISTED BELOW" if you wish to withhold authority for any individual nominee. Then, write the name of the nominee for whom you wish to withhold authority in the space provided. If you wish to withhold authority for more than one nominee, simply list the names in the spaces provided and on the back of the voting section of the Proxy Card.

- Please read the issuer's proposals and make your selection. For detailed information refer to the additional literature enclosed. In order to facilitate electronic scanning please:

         - Make dark, heavy marks within the appropriate box to indicate your selection.

         -        Use a pencil or pen - black or blue ink only

                  - to complete the form.

         -        Do not make any stray marks on the form.

         -        Erase all unwanted marks completely.

         Proper Marks               For     Against  Abstain

             [EXAMPLE OF PROPER  MARKS APPEARS HERE]

         Improper Marks    For      Against Abstain

             [EXAMPLE OF IMPROPER  MARKS APPEARS HERE]

- If you wish to attend the meeting and vote your shares, mark the box for a "Legal Proxy" and one will be mailed to you.

- If you wish to attend the meeting, and have your vote included with ours, mark the box for an "Admission Pass" and one will be mailed to you.

- NOTE: Please sign as name appears. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

- It is very important that you date and sign your card. Failure to do so may result in your proxy being declared invalid.

- After making your selections, signing and dating the card, carefully detach the Voting Section and return it to us for tabulation, using the enclosing postage paid envelope. Please do not enclose anything else in this envelope, as doing so may delay the tabulation of your vote.

Proposal Section.  Please retain for your records.

Voting Section. Enter your vote, date and sign. Detach and return in the enclosed envelope, right side up, without additional enclosures.

         ADDITIONAL EXCEPTED NOMINEES


                PROXY SERVICES